                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.

              333 South Hope Street, Los Angeles, California 90071

                         ------------------------------

                                                               September 7, 1999

Fellow Shareholders:

     We are writing to inform you of the upcoming meeting of the shareholders of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") to be held at the offices of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Wednesday, October 27, 1999 at 10:00 a.m., local time (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting the Fund. THE BOARD OF DIRECTORS OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU APPROVE ALL PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

     At the Meeting, you will be asked to vote on:

     1.  The election of a Board of 10 Directors (Proposal 1).

     2. A proposal to amend the Fund's Articles of Incorporation authorizing the Board of Directors to create new classes and series of capital stock (Proposal 2).

     3. A proposal to amend the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $1.00 to $0.001 in order to reduce certain costs (Proposal 3).

     4. A proposal to eliminate or revise certain of the Fund's investment restrictions (Proposal 4).

     5. The ratification of the selection, by the Board of Directors, of PricewaterhouseCoopers LLP as independent accountant for the Fund for the fiscal year 2000 (Proposal 5).

     6. Any other business that may come before the Meeting (we are not currently aware of any other items to be considered).

     Some key points about Proposals 2, 3 and 4 are described below. Each of the proposals is described in more detail in the full text of the Proxy Statement which you should read before you vote.

[19-TEBF]

ABOUT PROPOSAL 2:

     In Proposal 2, we are asking you to approve amendments to the Fund's Articles of Incorporation to authorize the Board of Directors to create new classes and series of capital stock. The Board believes that the ability to create additional classes of shares will provide investors with greater choice in distribution arrangements and maintain the Fund's competitive position in relation to other funds with similar arrangements. Any new class of shares would share pro rata (based on net asset value) in the Fund's investment portfolio and income and in the Fund's expenses, except for differences in expenses resulting from different distribution arrangements and possibly other class-specific expenses. THE INTRODUCTION OF A NEW CLASS OF SHARES WOULD NOT LEAD TO AN INCREASE IN EXPENSES PAID BY HOLDERS OF EXISTING SHARES, OR A REDUCTION IN EARNINGS ON SUCH SHARES.

ABOUT PROPOSAL 3:

     In Proposal 3, we are asking you to approve an amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock. When the Fund increases its authorized capital stock, it must pay a fee to Maryland, its state of incorporation, based on the aggregate par value of the new shares. Therefore, a reduced par value per share will reduce the amount the Fund pays in fees for the registration of its shares. THE LOWER PAR VALUE WILL HAVE NO EFFECT ON THE VALUE OF YOUR SHARES.

ABOUT PROPOSAL 4:

     Because the Fund was formed many years ago, it is subject to a number of investment restrictions that do not reflect current conditions, practices or legal requirements. In some cases restrictions, although described as "fundamental" because they require shareholder approval to modify, were originally adopted in response to state regulation that no longer applies to the Fund. In other cases, we believe the language of the restrictions should be modified to reflect current standards. We are also requesting that certain restrictions be reclassified as non-fundamental, requiring only Board approval to change. You may vote for any or all of the changes which are the subject of Proposal 4 by so indicating on your Proxy card. THIS PROPOSAL WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL INCREASE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THESE PROPOSALS.

                                    *  *  *

     We are sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't delay. When shareholders do not return their Proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls.

     PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. Please be sure to sign and return each Proxy card regardless of how many you receive.

     If you have any questions regarding the issues to be voted on or need assistance in completing your Proxy card, please contact us at (800) 421-0180. Thank you for investing with us and for your continuing support.

Sincerely,

[LOGO]
Paul G. Haaga, Jr.
Chairman of the Board
                                           [LOGO]
                                           Neil L. Langberg
                                           President

                      THE TAX-EXEMPT BOND OF AMERICA, INC.
                         ------------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                                OCTOBER 27, 1999
                         ------------------------------

TO THE SHAREHOLDERS OF
THE TAX-EXEMPT BOND FUND OF AMERICA, INC.:

     A Meeting of Shareholders of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") will be held at the offices of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th floor, Los Angeles, California, on Wednesday, October 27, 1999 at 10:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

     (1) election of a Board of 10 Directors;

     (2) approval of amendment to the Fund's Articles of Incorporation authorizing the Board of Directors to create new classes and series of shares of capital stock;

     (3) approval of amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $1.00 to $0.001;

     (4) approval of the elimination or revision of certain of the Fund's fundamental investment policies;

     (5) ratification of the selection of PricewaterhouseCoopers LLP as independent accountant for the Fund for the fiscal year 2000;

     (6) such other matters as may properly come before the meeting.

     You are entitled to vote if you held shares of the Fund at the close of business on August 23, 1999.

     THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              By Order of the Board of Directors,

                                              JULIE F. WILLIAMS
                                                  Secretary

September 7, 1999

                                   IMPORTANT

     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.

                 333 South Hope Street, Los Angeles, California
                         ------------------------------

                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                                OCTOBER 27, 1999
                         ------------------------------

     The enclosed Proxy is solicited by the Board of Directors of the Fund in connection with the Meeting of Shareholders to be held on Wednesday, October 27, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposal. You can revoke a Proxy prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about September 7, 1999.

     At the close of business on August 23, 1999, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 161,658,054 shares of capital stock, $1.00 par value, the only authorized class of securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

     With respect to the election of directors (Item 1), the 10 nominees receiving the highest number of votes will be elected. The vote required to approve Items 2 and 3 is the affirmative vote of more than 50% of all outstanding voting Shares on the record date. The vote required to approve Item 4 is the affirmative vote of the lesser of (a) 67% or more of all Shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting Shares are present or represented by proxy, or (b) more than 50% of all outstanding voting Shares on the record date. The vote required to approve Item 5 is the affirmative vote of a majority of the Shares present or represented by proxy.

     If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the directors nominated below and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding Shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1.   ELECTION OF DIRECTORS.

     Ten directors are to be elected at the meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the directors' terms will be indefinite in length. All of the nominees for director except Richard G. Capen, Jr., Don R. Conlan, Diane C. Creel, Leonard R. Fuller, and Frank M. Sanchez were elected by the shareholders at the meeting held on February 23, 1994. Diane C. Creel and Leonard R. Fuller were elected by the directors on September 22, 1994; Don R. Conlan was elected by the directors on December 16, 1996. Richard G. Capen, Jr. and Frank M. Sanchez have been nominated by the Board of Directors. Herbert Hoover III, a director since 1979, has reached the Fund's retirement age and is not seeking re-election.

     Each of the nominees has agreed to serve as director if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.


                                                                                       MEMBERSHIPS ON BOARD
     NAME OF NOMINEE         CURRENT PRINCIPAL OCCUPATION AND     YEAR FIRST      OF OTHER REGISTERED INVESTMENT
  (POSITION WITH FUND)             PRINCIPAL EMPLOYMENT           ELECTED A           COMPANIES AND PUBLICLY
         AND AGE                  DURING PAST FIVE YEARS#          DIRECTOR               HELD COMPANIES
  --------------------       --------------------------------     ----------      ------------------------------
Richard G. Capen, Jr.      Corporate Director and author; former  Nominee      The American Funds Group:
  (Nominee)                 United States Ambassador to Spain;                  (Director/Trustee -- 5 other funds)
  63                        former Vice Chairman of the Board,
                            Knight Ridder, Inc.; former Chairman
                            and Publisher, The Miami Herald
H. Frederick Christie      Private investor. Former President       1979       The American Funds Group:
  (Director)                and Chief Executive Officer, the                    (Director/Trustee -- 18 other funds)
  66                        Mission Group (non-utility holding                  The American Variable Insurance
                            company, subsidiary of Southern                     Series
                            California Edison Company)
Don R. Conlan*             President (retired), The Capital         1996       The American Funds Group:
  (Director)                Group Companies, Inc.                               (Director/Trustee -- 11 other funds)
  63
Diane C. Creel             CEO and President, The Earth             1994       The American Funds Group:
  (Director)                Technology Corporation                              (Director/Trustee -- 11 other funds)
  50                        (international consulting                           Allegheny Teledyne Incorporated
                            engineering)                                        B. F. Goodrich
Martin Fenton              Chairman, Senior Resource Group, LLC     1989       The American Funds Group:
  (Director)                (development and management of                      (Director/Trustee -- 13 other funds)
  64                        senior living communities)                          The American Variable Insurance
                                                                                Series
                                                                                Raintree Healthcare Corporation
Leonard R. Fuller          President, Fuller Consulting             1994       The American Funds Group:
  (Director)                (financial management consulting                    (Director/Trustee -- 11 other funds)
  52                        firm)                                               The American Variable Insurance
                                                                                Series
Abner D. Goldstine*        Senior Vice President and Director,      1979       The American Funds Group:
  (Vice Chairman and        Capital Research and Management                     (Director/Trustee -- 11 other funds)
  Director)                 Company
  69

                           SHARES BENEFICIALLY
                             OWNED, DIRECTLY
                            OR INDIRECTLY, AT
                             AUGUST 23, 1999
                           --------------------
     NAME OF NOMINEE                   THE
  (POSITION WITH FUND)               AMERICAN
         AND AGE            FUND   FUNDS GROUP
  --------------------      ----   -----------
Richard G. Capen, Jr.      85          33,192
  (Nominee)
  63
H. Frederick Christie      10,001     382,158
  (Director)
  66
Don R. Conlan*             84       1,754,110
  (Director)
  63
Diane C. Creel             85           2,759
  (Director)
  50
Martin Fenton              253         28,733
  (Director)
  64
Leonard R. Fuller          85           5,019
  (Director)
  52
Abner D. Goldstine*        75,940   2,832,470
  (Vice Chairman and
  Director)
  69


                                                                                       MEMBERSHIPS ON BOARD
     NAME OF NOMINEE         CURRENT PRINCIPAL OCCUPATION AND     YEAR FIRST      OF OTHER REGISTERED INVESTMENT
  (POSITION WITH FUND)             PRINCIPAL EMPLOYMENT           ELECTED A           COMPANIES AND PUBLICLY
         AND AGE                  DURING PAST FIVE YEARS#          DIRECTOR               HELD COMPANIES
  --------------------       --------------------------------     ----------      ------------------------------
Paul G. Haaga, Jr.*        Executive Vice President and             1982       The American Funds Group:
  (Chairman of the Board)   Director, Capital Research and                      (Director/Trustee -- 13 other funds)
  50                        Management Company
Richard G. Newman          Chairman, President and CEO AECOM        1991       The American Funds Group:
  (Director)                Technology Corporation                              (Director/Trustee -- 12 other funds)
  64                        (architectural engineering)
Frank M. Sanchez           Principal, The Sanchez Family          Nominee      The American Funds Group:
  (Nominee)                 Corporation dba McDonald's                          (Director/Trustee -- 3 other funds)
  55                        Restaurants (McDonald's licensee)

                           SHARES BENEFICIALLY
                             OWNED, DIRECTLY
                            OR INDIRECTLY, AT
                             AUGUST 23, 1999
                           --------------------
     NAME OF NOMINEE                   THE
  (POSITION WITH FUND)               AMERICAN
         AND AGE            FUND   FUNDS GROUP
  --------------------      ----   -----------
Paul G. Haaga, Jr.*        23,319     461,667
  (Chairman of the Board)
  50
Richard G. Newman          2,698       43,391
  (Director)
  64
Frank M. Sanchez           168          8,838
  (Nominee)
  55

------------------------------
  # Corporate positions, in some instances, may have changed during this period.

  * Is considered an interested person of the Fund within the meaning of the Investment Company Act of 1940 (the 1940 Act), on the basis of his affiliation with Capital Research and Management Company (the Investment Adviser).

    Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc. The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc., managed by Capital Research and Management Company. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"), (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

     The Fund has an Audit Committee composed of Diane C. Creel, Martin Fenton and Richard G. Newman. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

     The Fund has a Nominating Committee composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.

     The Fund has a Contracts Committee composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue and to make its recommendations to the full Board of Directors on these matters.

     Each director is paid a fee of $2,500 per annum plus $200 for each Board of Directors meeting attended and $200 for each meeting attended as a member of a committee of the Board of Directors.

     There were four Board of Directors, two Audit Committee, two Nominating Committee, and one Contracts Committee meetings during the year ended August 31, 1998. All incumbent directors attended at least 75% of all Board meetings and meetings of the committees of which they were members.

     The Fund pays no salaries or other compensation to its directors other than directors fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.

                             DIRECTOR COMPENSATION

                                                                 TOTAL COMPENSATION
                                                               (INCLUDING VOLUNTARILY
                             AGGREGATE COMPENSATION          DEFERRED COMPENSATION) FROM      TOTAL NUMBER
                             (INCLUDING VOLUNTARILY         ALL FUNDS MANAGED BY CAPITAL         OF FUND
                            DEFERRED COMPENSATION(1))          RESEARCH AND MANAGEMENT          BOARDS ON
                           FROM THE FUND DURING FISCAL        COMPANY DURING THE FISCAL           WHICH
  DIRECTOR OR NOMINEE          YEAR ENDED 8/31/98                YEAR ENDED 8/31/98          DIRECTOR SERVES
  -------------------          ------------------                ------------------          ---------------
Richard G. Capen,
  Jr. .................                none(3)                         $30,250                      5
H. Frederick
  Christie.............              $4,211(4)                         171,100                     19
Don R. Conlan..........                none(5)                            none(5)                  12
Diane C. Creel.........               3,900(4)                          44,650                     12
Martin Fenton..........               4,625(4)                         121,084                     15
Leonard R. Fuller......               4,266(4)                          51,850                     13
Abner D. Goldstine.....                none(5)                            none(5)                  12
Paul G. Haaga, Jr......                none(5)                            none(5)                  14
Richard G. Newman......               4,654(4)                         102,650                     13
Frank M. Sanchez.......                none(3)                            none(3)                   3

------------------------------
  (1) Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

  (2) Includes funds managed by Capital Research and Management Company and affiliates.

  (3) Richard G. Capen, Jr. and Frank M. Sanchez have been nominated as directors of the Fund and had not received any remuneration from the Fund as of its 8/31/98 fiscal year end.

  (4) Since the plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) for participating directors is as follows: H. Frederick Christie ($8,475), Diane C. Creel ($1,104), Martin Fenton ($10,732), Leonard R. Fuller ($5,591) and Richard G. Newman ($24,683).

  (5) Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.

                            OTHER EXECUTIVE OFFICERS

                                                            OFFICER
    NAME (POSITION WITH                                   CONTINUOUSLY
       FUND) AND AGE           PRINCIPAL OCCUPATION(1)      SINCE(2)
       -------------           -----------------------      --------
Neil L. Langberg             Vice President - Investment      1985
  (President and CEO)        Management Group, Capital
  46                         Research and Management
                             Company

Michael J. Downer            Senior Vice President -          1994
  (Vice President)           Fund Business Management
  44                         Group, Capital Research and
                             Management Company

Brenda S. Ellerin            Vice President, Capital          1999
  (Vice President)           Research Company
  35

David A. Hoag                Director and Vice                1999
  (Vice President)           President, Capital Research
  33                         Company

Mark R. Macdonald            Vice President - Investment      1996
  (Vice President)           Management Group, Capital
  40                         Research and Management
                             Company

Julie F. Williams            Vice President - Fund            1982
  (Secretary)                Business Management Group,
  51                         Capital Research and
                             Management Company

Anthony W. Hynes, Jr.        Vice President - Fund            1993
  (Treasurer)                Business Management Group,
  36                         Capital Research and
                             Management Company

------------------------------
 (1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

 (2) Officers hold office until their respective successors are elected, or until they resign or are removed.

     NO OFFICER, DIRECTOR OR EMPLOYEE OF THE INVESTMENT ADVISER RECEIVES ANY REMUNERATION FROM THE FUND. ALL DIRECTORS AND OFFICERS AS A GROUP OWNED BENEFICIALLY FEWER THAN 1% OF THE SHARES OUTSTANDING ON AUGUST 23, 1999.

2. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (SHARE CLASSIFICATION)

     On August 10, 1999, the Fund's Board of Directors unanimously approved an amendment to the Fund's Articles of Incorporation to give the Fund's Board of Directors the power to classify the Fund's shares into classes and series. The Board of Directors unanimously voted to submit the amendment to the Fund's shareholders with the Board's recommendation that it be approved. The full text of the proposed amendment is attached to the Proxy Statement as Exhibit A.

                                    *  *  *

     Until the 1990's, mutual funds with front-end sales charges dominated the market for dealer-distributed funds. Over time, competition grew from funds with alternative sales charge structures which are now widely accepted by investors and broker-dealers. Although the front-end sales charge structure is appealing due to its simplicity, the combination of significantly increased competition and pricing experimentation has led a large number of fund complexes to consider alternative distribution arrangements.

     Capital Research and Management Company has advised the Fund's Board of Directors that in the future it may recommend that the Board authorize the Fund to issue an additional class of shares ("New Shares"). If authorized, the New Shares are expected to be sold without any front-end sales charge and otherwise would be similar to the existing Shares except that they would be subject to (i) a different level of fees payable to the Fund's distributor, American Funds Distributors, Inc. ("AFD"), a wholly-owned subsidiary of Capital Research and Management Company, under a separate plan of distribution, and (ii) a contingent deferred sales charge ("CDSC") payable to AFD if such shares are redeemed prior to the expiration of a specified holding period. A portion of the distribution fees and CDSC received by AFD would be available to finance the payment of commissions on initial sales and ongoing service fees to eligible dealers of New Shares.

     IMPORTANTLY, THE DISTRIBUTION FEES FOR THE NEW SHARES WOULD BE IMPOSED ONLY ON NEW SHARES AND WOULD NOT AFFECT THE EXPENSE LEVEL OF THE EXISTING SHARES. MOREOVER, ANY OTHER EXPENSES UNIQUE TO THE NEW SHARES (E.G., ADDITIONAL TRANSFER AGENT OR SHAREHOLDER ACCOUNT MAINTENANCE COSTS) ALSO WOULD BE BORNE ONLY BY THE NEW SHARES. AS A RESULT, NEW SHARES WOULD HAVE A DIFFERENT (GENERALLY HIGHER) LEVEL OF EXPENSES THAN THE EXISTING SHARES AND WOULD NOT RESULT IN ADDITIONAL COSTS FOR THE EXISTING SHARES.

                                    *  *  *

     The Fund's Articles of Incorporation currently provide for only one class of shares of capital stock, and do not authorize the Board of Directors to create additional classes or series. The Board of Directors believes that the Fund's best interests would be served if the Articles of Incorporation were amended to enable the Board to create new series of shares and classes of shares within a series. Each share of a series, regardless of class, would share pro rata (based on net asset value) in the investment portfolio and income of the series and in the series' expenses, except for differences in expenses resulting from different class-specific distribution arrangements and possibly other class-specific expenses. Although the proposed Articles would permit the Board to create additional series of shares (representing interests in separate investment portfolios), there is no current intention to do so.

     Shares of all classes would vote together on all matters affecting the Fund, except for matters, such as approval of a plan of distribution or related service plan, affecting only a particular class or series thereof. All shares voting on a matter would have identical voting rights. All issued shares would be fully paid and non-assessable, and shareholders would have no pre-emptive or other right to subscribe for any additional shares. All shares within a series (including, if issued, the New Shares) would have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation, except for differences resulting from class-specific distribution plans and related service plans and certain other class-specific expenses.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL

3. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (REDUCTION IN PAR VALUE)

     On August 10, 1999, the Fund's Board of Directors unanimously voted to approve an amendment to the Fund's Articles of Incorporation to reduce the par value of shares of capital stock of the Fund from $1.00 to $0.001 per share, and to submit such amendment to the Fund's shareholders with the Board's recommendation that it be approved. This proposed amendment is included as part of Exhibit A.

     Under Maryland law, the par value of shares determines the amount of a corporation's stated capital. Stated capital has little meaning for an investment company like the Fund. However, when the Fund increases its authorized capital stock, it must pay a registration fee to the State of Maryland based on the aggregate par value of the new shares. This change will have no effect on the value of your shares. The Board of Directors therefore recommends that the par value of the Fund's shares of capital stock be reduced in order to save the Fund some expense in connection with the proposed increase in authorized capital stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL

4. APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

     The Fund is subject to investment restrictions which establish percentage and other limits that govern its investment activities. Under the Investment Company Act of 1940 (the "1940 Act"), investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies, including the Fund, are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Fund's Board of Directors without shareholder approval.

     Some of its existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, management believes certain fundamental restrictions should be revised, eliminated or reclassified as non-fundamental.

     The Board of Directors, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions, and have concluded that six restrictions should be amended. One restriction would be revised but remain fundamental, four restrictions would be eliminated and one restriction would be revised and reclassified as non-fundamental.

     The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Directors and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

     IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVE OF YOUR FUND, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

     The text of each proposed change to the Fund's fundamental restrictions is set forth below. Shareholders may vote for any or all of the changes which are the subject of Proposal 4. If the proposed changes are approved by the Fund's shareholders, the Fund's prospectus and statement of additional information will be revised to reflect those changes.

RESTRICTION PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

4A. DIVERSIFICATION

     The Fund is "diversified" for purposes of the 1940 Act. This means that, with respect to 75% of the Fund's total assets, the Fund may not purchase a security if (i) more than 5% of such assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of a single issuer. Under the proposed language, which conforms to this statutory standard, the Fund would have the flexibility to invest, with respect to a portion (up to 25%) of its total assets, more than 5% of such assets in a single issuer. In addition, because it is not possible to describe every case in which a securities issuer will be treated as separate, especially for securities not yet issued, the current clarifying language would be removed.

     Current Text

     [The Fund may not...] purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the Fund's total assets would be invested in securities of the issuer. For the purpose of this restriction, the Fund will regard each state, each political subdivision, agency or instrumentality of such state, each multi-state agency of which such state is a member, and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer.

     Proposed Text

     [The Fund may not...] with respect to 75% of the Fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

RESTRICTIONS PROPOSED TO BE ELIMINATED

     None of the following investment restrictions is required under the 1940 Act. Many were originally adopted in response to state law restrictions or interpretations which no longer apply to the Fund. Therefore, in order to increase the ability of Fund management to manage the Funds' assets effectively and efficiently in response to market and regulatory change, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated. Further explanations pertaining to specific restrictions are set forth below.

4B. PLEDGING ASSETS

     In certain circumstances this restriction could interfere with the Fund's ability to borrow temporarily for extraordinary or emergency purposes. The Fund's current borrowing limit of 5% of total assets would remain unchanged.

     Current Text

     [The Fund may not...] mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes.

4C. AFFILIATED OWNERSHIP

     The purposes intended to be served by this restriction are covered by the Fund's Code of Ethics and by separate provisions of the 1940 Act.

     Current Text

     [The Fund may not...] purchase the securities of a company which has an officer or director who is an officer or director of the fund, or an officer or director of its investment adviser, if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company and in the aggregate more than 5% of the outstanding securities of such company.

4D. UNSEASONED ISSUERS

     This restriction was adopted in response to state regulation which no longer applies. Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies. Elimination of this restriction will provide the Fund with greater investment flexibility, subject to its investment objective and policies. Retaining such a restriction could, among other things, preclude the Fund from making otherwise attractive investments in newly-formed companies issuing asset-backed securities.
                                       12

     Current Text

     [The Fund may not...] invest more than 5% of the value of the Fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation.

4E. RESTRICTED SECURITIES

     The Fund has a fundamental policy prohibiting the acquisition of "restricted securities" (i.e., securities with legal or contractual limitations on transfer). This restriction is not required to be classified as fundamental by the 1940 Act. Historically, there has been a concern that restricted securities, which typically cannot be resold to the public, may be difficult for a mutual fund to sell at approximately the value at which the fund is carrying the investment. Restricted securities may or may not be illiquid, however. Some restricted securities are actively traded among institutional investors and thus highly liquid in the marketplace. Investor protection is afforded by the Fund's existing, non-fundamental investment restriction which prohibits the Fund from acquiring illiquid securities in excess of 15% of net assets.

     Current Text

     [The Fund may not...] acquire securities subject to restrictions on disposition, except for repurchase obligations.

RESTRICTION PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL

4F. PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

     This restriction deals with certain anti-pyramiding concerns addressed by the 1940 Act. The proposed revision would allow the Fund to invest to a limited degree in entities falling within the technical definition of an investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Fund's investment objective. Current industry practice is to rely on the 1940 Act for investor protection.

     Current Text

     [The Fund may not...] purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

     Proposed Text

     [The Fund may not...] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS.

5. RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF
   PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT

     Shareholders are requested to ratify the selection by the Board of Directors (including a majority of the directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of the firm of PricewaterhouseCoopers LLP as independent accountant for the Fund for the fiscal year 2000. In addition to the normal audit services, PricewaterhouseCoopers LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. PricewaterhouseCoopers LLP has served as the Fund's independent accountant since the Fund's inception and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that PricewaterhouseCoopers LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment forthwith without any penalty. No representative of the firm of PricewaterhouseCoopers LLP is expected to attend the Meeting of Shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                 OTHER MATTERS

     Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than the matters described above. If any other matters requiring a vote of shareholders arise, the Proxies will confer upon the person or persons entitled to vote the Shares they represent a discretionary authority to vote the Shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

     Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

     Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE

INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY
INSERT.

     YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT 333 SOUTH HOPE STREET, LOS ANGELES, LOS ANGELES, CA 90071 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                By Order of the Board of Directors

                                       JULIE F. WILLIAMS
                                           Secretary

September 7, 1999

          EXHIBIT A

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND
AUTHORIZING THE BOARD OF DIRECTORS TO CREATE NEW CLASSES AND SERIES OF CAPITAL STOCK, AND REDUCING THE PAR VALUE

The following text shows those provisions of the Articles of Incorporation of the Fund that are to be amended; the text that is lined through shows deletions and the text that is double underlined indicates additions.

                                       V.

                                 CAPITAL STOCK

 (1) The total number of shares of stock of all classes and series which the Corporation has authority to issue is two hundred million (200,000,000) shares of capital stock (par value $0.001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000).

 (2) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end company under the Investment Company Act, the Board of Directors shall have full power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

(3) As used in these Articles of Incorporation, a "series" of shares represents interests in the same assets, liabilities, income, earnings and profits of the Corporation; each "class" of shares of a series represents interests in the same underlying assets, liabilities, income, earnings and profits, but may differ from other classes of such series with respect to fees and expenses or such other matters as shall be established by the Board of Directors. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify and reclassify any authorized but unissued shares of stock of the Corporation, including, without limitation, the power to classify or reclassify unissued shares into series, and to classify and reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All shares of stock of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other shares of stock of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of shares of stock of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law.

(4) Initially, the shares of capital stock of the Corporation shall be all of one class and series designated as "common stock." Notwithstanding any other provision of these Articles, upon the first classification of unissued shares of stock into additional series, the Board of Directors shall specify a legal name for the outstanding series, as well as for the new series, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.

(5) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series of capital stock of the Corporation and classes of such series (unless provided otherwise by the Board of Directors with respect to any such additional series (or class thereof) at the time it is established and designated):

(a) Assets Belonging to Series. All consideration received by the Corporation from the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any General Items (as defined below) allocated to that series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds of the Corporation which are not readily identifiable as belonging to any particular series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

(b) Liabilities of Series. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and all expenses, costs, charges and reserves attributable to that series, including any such class, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular series, shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a series are herein referred to collectively as "liabilities of" that series. Each allocation of liabilities, expenses, costs, charges and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

(c) Dividends and Distributions. Dividends and capital gains distributions on shares of a particular series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that series. All dividends on shares of a particular series shall be paid only out of the income belonging to that series and all capital gains distributions on shares of a particular series shall be paid only out of the capital gains belonging to that series. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors. All dividends and distributions on shares of a particular series (or class thereof) shall be distributed pro rata to the holders of that series (or class thereof) in proportion to the number of shares of that series (or class thereof) held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

Dividends and distributions may be paid in cash, property or additional shares of the same or another class or series or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

(d) Voting. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the series or class thereof, and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series or class shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirements referred to in clause (i) above apply with respect to one or more (but less than all) series or classes, then, subject to clause (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, including liquidation of another series as described in subsection (g) below, only the holders of shares of the one or more affected series shall be entitled to vote.

Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes and series of capital stock or of the total number of shares of any class or series of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and series outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation.

(e) Redemption by Stockholders. Each holder of shares of a particular series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of that series, at a redemption price per share equal to the net asset value per share of that series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets belonging to the series of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.

Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any series to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the Investment Company Act.

(f) Redemption by Corporation. The Board of Directors may cause the Corporation to redeem at their net asset value the shares of any series (or class thereof) held in an account having, because of redemptions or exchanges, a net asset value on the date of the notice of redemption less than the minimum initial investment in that series (or class thereof) specified by the Board of Directors from time to time in its sole discretion, provided that at least 60 days prior written notice of the proposed redemption has been given to the holder of any such account by mail, postage prepaid, at the address contained in the books and records of the Corporation and such holder has been given an opportunity to purchase the required value of additional shares.

(g) Liquidation. In the event of the liquidation of a particular series as herein contemplated, the stockholders of the series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities of that series. The holders of shares of any particular series shall not be entitled thereby to any distribution upon liquidation of any other series. The assets so distributable to the stockholders of any particular series shall be distributed among such stockholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of any particular series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, without any action by the holders of the outstanding voting securities of that series, as defined in the Investment Company Act, and without the vote of the holders of shares of any other series. The liquidation of a particular series may be accomplished, in whole or in part, by the transfer of assets of such series to another series or by the exchange of shares of such series for the shares of another series.

(h) Net Asset Value Per Share. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a
"determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:

(i) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.

The net value of the assets of the Corporation belonging to a series shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of all liabilities of that series, in each case as of such determination time.

The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

(ii) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (i) and (iii) of this Section (h) with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

(iii) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act or any rule or regulation thereunder. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital.

(i) Equality. All shares of each particular series shall represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities of that series), and each share of any particular series shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of any particular series into a greater or lesser number of shares of that series without thereby changing the proportionate interest in the assets belonging to that series or in any way affecting the rights of holders of shares of any other series.

(j) Conversion or Exchange Rights. (i) Subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to exchange said shares into shares of one or more other class or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

(ii) At such times (which may vary among shares of a class) as may be determined by the Board of Directors, shares of a particular class of a series may be automatically converted into another class of such series based on the relative net asset value of such classes at the time of conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors.

(6) (a) Shares of the various classes of each series of capital stock shall represent the same interest in the Corporation and have, except as provided to the contrary in any subsequently filed charter document, identical voting, dividend, liquidation, and other rights, terms and conditions with any other shares of capital stock of that series; provided however, that notwithstanding anything in the charter of the Corporation to the contrary, shares of the various classes of a series shall be subject to such differing front-end sales loads, contingent deferred sales charges, fees or expenses under a plan of distribution or other arrangement related to distribution of shares issued by the Corporation, and administrative, recordkeeping, or service fees, each as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and any rules or regulations promulgated thereunder and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the shares; and provided further that expenses related solely to a particular class of a particular series of capital stock (including, without limitation, fees or expenses under a plan of distribution and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne solely by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of the class in question.

(b) As to any matter with respect to which a separate vote of any class of a series is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (a) above), such requirement as to a separate vote by that class shall apply in lieu of Single Class Voting, and if permitted by the Investment Company Act or the Maryland General Corporation Law, the classes of more than one series shall vote together as a single class on any such matter which shall have the same effect on each such class. As to any matter which does not affect the interest of a particular class of a series, only the holders of shares of the affected classes of that series shall be entitled to vote.

(c) In furtherance but not in limitation of this Article SIXTH, and without limiting the ability of the Corporation to effect a transaction contemplated by this paragraph under authority of applicable law or any other independent provision of the charter, the assets belonging to a particular class or series of shares of capital stock may be invested partially or entirely in the shares of a registered or unregistered investment company formed to implement a "master-feeder" or similar structure operated in conformity with the Investment Company Act and orders issued pursuant thereto, or in any similar structure however designated. The Corporation shall also be authorized to exchange the assets belonging to a class or series for shares in such a registered or unregistered investment company formed to be a master portfolio upon the approval of the Board of Directors and without further authorization by the shareholders of the class or series in question or any other class or classes or series of capital stock of the Corporation.

(7) The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

(8) The Corporation shall not be obligated to issue certificates representing shares of any class or series of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.

(9) Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of capital stock of the Corporation, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned or held by the Corporation; the number of shares of stock of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of shares of stock of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase or other acquisition or disposition of shares of stock of any series or class.

                                   *   *   *

                                      VII.

                                     VIII.

PROXY CARD         THE TAX-EXEMPT BOND FUND OF AMERICA, INC.      PROXY CARD


PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 1999

The undersigned hereby appoints Michael J. Downer, Paul G. Haaga, Jr., Anthony
W. Hynes, Jr., and Julie F. Williams, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of The Capital Group Companies, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Wednesday, October 27, 1999 at 10:00 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3, 4 AND 5.
 CONTROL NUMBER:

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

Signature


Signature of joint owner, if any


Date



                THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.     Election of Directors:                                               FOR         WITHHOLD      FOR ALL
                                                                            ALL         ALL           EXCEPT



       01 RICHARD G. CAPEN             06 LEONARD R. FULLER                 []          []            []
       02 H. FREDERICK CHRISTIE        07 ABNER D. GOLDSTINE
       03 DON R. CONLAN                08 PAUL G. HAAGA, JR.
       04 DIANE C. CREEL               09 RICHARD G. NEWMAN
       05 MARTIN FENTON                10 FRANK M. SANCHEZ

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
 AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED BELOW.
 _____________________________________________________________________

                                                                        FOR        AGAINST         ABSTAIN

2.       APPROVAL OF AMENDMENTS TO ARTICLES OF INCORPORATION            []         []              []
         AUTHORIZING THE BOARD TO CREATE

         NEW CLASSES AND SERIES OF CAPITAL STOCK:

3.       APPROVAL OF AN AMENDMENT TO THE ARTICLES OF
         INCORPORATION REDUCING THE PAR VALUE

         PER SHARE:                                                     []         []              []

4.       APPROVAL OF THE PROPOSED CHANGES TO THE FUND'S
         INVESTMENT RESTRICTIONS.

4A.      AMEND RESTRICTION REGARDING DIVERSIFICATION                    []         []              []

4B.      ELIMINATE RESTRICTION ON PLEDGING ASSETS                       []         []              []

4C.      ELIMINATE RESTRICTION REGARDING AFFILIATED OWNERSHIP           []         []              []

4D.      ELIMINATE RESTRICTION REGARDING INVESTMENTS IN UNSEASONED      []         []              []
         ISSUERS

5.       RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS            []         []              []
         LLP AS INDEPENDENT ACCOUNTANT:


 IN THEIR DISCRETION, UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
MEETING.


                               IMPORTANT

SHAREHOLDERS CAN HELP THE CORPORATION AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED PROXY.
THE TAX-EXEMPT BOND OF AMERICA, INC.